                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 23, 2000


                                MYCOM GROUP, INC.
             (Exact name of registrant as specified in its charter)

                 Nevada                          0-29836                   33-0677545
      (State or other jurisdiction       (Commission File Number)         (IRS Employer
           of incorporation)                                           Identification No.)

            602 Main Street
            Cincinnati, Ohio                                                  45202
(Address of principal executive offices)                                   (Zip Code)


       Registrant's telephone number, including area code: (513) 352-5560

FORM 8-K                                                       MYCOM GROUP, INC.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

         (b)      Pro Forma Financial Information

         (c)      Exhibits

                  Item              Title
                  ----              -----

                  2* Plan and Agreement of Merger by and between Bad Toys, Inc. and Mycom Group, Inc. (formerly Myca Group, Inc.) dated March 31, 2000, (Annex IV to Proxy Statement dated May 9, 2000, File No. 0-29836, incorporated herein by reference) as amended by the Closing Agreement between Bad Toys, Inc. and Mycom Group dated August 23, 2000.

                  3*       Articles of Incorporation, as amended, of Mycom
                           Group, Inc.

                  10* Purchase Agreement by and among Mycom Group, Inc., Bad Toys, Inc. and Tricorp Financial, Inc., dated August 14, 2000.

                  *Previously filed as an exhibit to Mycom's Form 8-K dated
                   August 23, 2000 and filed with the Securities Exchange Commission on September 8, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MYCOM GROUP, INC.



                                                     By: /s/ Joan Carroll
                                                        ------------------------
                                                        Joan Carroll, President

Date:  November 3, 2000

                          INDEX TO FINANCIAL STATEMENTS

                  MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY


                              FINANCIAL STATEMENTS

                                      With

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Report of Independent Certified Public Accountants                        F-2

Consolidated Financial Statements:

         Consolidated Balance Sheets                                      F-3

         Consolidated Statements of Operations                            F-4

         Consolidated Statement of Changes in Stockholders' Equity        F-5

         Consolidated Statements of Cash Flows                            F-6

         Notes to Consolidated Financial Statements                       F-7

         Pro Forma Consolidated Financial Statements                      F-13

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

The Board of Directors
Mycom Group, Inc.
Cincinnati, OH

We have audited the accompanying consolidated balance sheet of Mycom Group, Inc. and Consolidated Subsidiary as of December 31, 1999, and the related statements of operations, stockholders' equity and cash flows for the two years ended December 31, 1998 and December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements, referred to above, presents fairly, in all material respects, the financial position of Mycom Group and Consolidated Subsidiary as of December 31, 1999, and the results of its operations, changes in stockholders' equity and cash flows for the two years ended December 31, 1998 and December 31, 1999 in conformity with generally accepted accounting principles.

                                            Schumacher & Associates, Inc.
                                            Certified Public Accountants
                                            2525 Fifteenth Street, Suite 3H
                                            Denver, Colorado  80211

October 6, 2000

                                 MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                                          CONSOLIDATED BALANCE SHEETS

                                                    ASSETS

                                                                                 December 31, 1999       July 31, 2000
                                                                                 -----------------      ----------------
                                                                                                         (unaudited)
Cash                                                                                 $    9,528          $   21,943
Accounts receivable, net of allowance for doubtful accounts                             812,445           2,840,589
   of $68,691 at December 31, 1999
   and $68,885 at July 31, 2000
Prepaid expenses                                                                          7,880              18,173
                                                                                     ----------          ----------
                                                  Total current assets                  829,853           2,880,705
Property and equipment, net of
   accumulated depreciation of $144,068
   at December 31, 1999, and $182,942
   at July 31, 2000                                                                     190,947             195,585
Other assets                                                                              9,037               7,803
                                                                                     ----------          ----------

                                                          TOTAL ASSETS               $1,029,837          $3,084,093
                                                                                     ==========          ==========

                                                 LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
   Current Liabilities
          Accounts payable and accrued expenses                                      $  279,230          $2,399,128
          Deferred income taxes                                                         180,794              38,487
          Current maturities of note payable                                             69,457             404,457
          Current maturities of obligations under capital leases                         28,265              35,964
                                                                                     ----------          ----------
                                             Total current liabilities                  557,746           2,878,036
          Note payable, net of current maturities                                       171,393             125,358
          Obligations under capital leases, net of current maturities                    19,414              27,475
          Deferred income taxes                                                          11,450               9,075
                                                                                     ----------          ----------
                                                     TOTAL LIABILITIES                  760,003           3,039,944
                                                                                     ==========          ==========

          Commitments and contingencies (notes 1, 2, 3, 4,  5, 6, 7, 10)
     Stockholders' Equity:
          Preferred stock, $.01 par value, 10,000,000 shares
               authorized, none issued and outstanding                                     --                  --

          Common stock, $.01 par value, 90,000,000 shares
               authorized, 39,500,000 issued and outstanding at
               December 31, 1999 and 48,392,006 at July 31, 2000                            100                 100
          Treasury stock, 500,000 shares at no cost                                        --                  --

          Retained earnings                                                             269,734              44,049
                                                                                     ----------          ----------

TOTAL STOCKHOLDERS' EQUITY                                                              269,834              44,149
                                                                                     ----------          ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                           $1,029,837          $3,084,093
                                                                                     ==========          ==========

The accompanying notes are an integral part of the financial statements.

                                 MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                         Year Ended December 31              Seven Months Ended July 31
                                                  --------------------------------        --------------------------------
                                                       1998               1999                1999                2000
                                                  ------------        ------------        ------------        ------------
                                                                                           (unaudited)        (unaudited)
Professional service revenue                      $  5,516,853        $  5,355,641        $  3,308,836        $  5,035,974
                                                  ------------        ------------        ------------        ------------

Professional service costs and general and
administrative expenses:
   Labor and benefits                                3,118,019           3,588,819           2,079,501           2,205,398
   Rebilled expenses                                 1,127,690             923,815             516,823           2,661,048
   Depreciation                                         53,446              76,148              22,677              38,874
   Rent                                                214,139             228,723             124,914             152,525
   Bad Debts                                            54,220              50,246              45,246              12,387
   Other                                               863,095             502,275             332,495             297,222
                                                  ------------        ------------        ------------        ------------
                    Total                            5,430,609           5,370,026           3,121,656           5,367,454
                                                  ------------        ------------        ------------        ------------
   Income (loss) from operations                        86,244             (14,385)            187,180            (331,480)
                                                  ------------        ------------        ------------        ------------

Other income (expense):
   Interest expense                                     (5,192)            (53,538)            (27,394)            (29,163)
   Loss on disposal of property and
        equipment                                                           (6,818)
                                                  ------------        ------------        ------------        ------------
                                                        (5,192)            (60,356)            (27,394)            (29,163)
                                                  ------------        ------------        ------------        ------------
Income (loss) from continuing operations,
        before provision for income taxes               81,052             (74,741)            159,786            (360,643)
                                                  ------------        ------------        ------------        ------------

Provision for income taxes on income (loss)
        from continuing operations:
                                                  ------------        ------------        ------------        ------------
   Deferred (expense) credit                           (45,146)             25,289             (63,915)            134,957
                                                  ------------        ------------        ------------        ------------

Net income (loss) from continuing
        operations                                      35,906             (49,452)             95,871            (225,686)

Income (loss) from discontinued
        operations, net of income taxes                 30,886             (39,029)             (7,109)
                                                  ------------        ------------        ------------        ------------
              Net income (loss)                   $     66,792        $    (88,481)       $     88,762        $   (225,686)
                                                  ============        ============        ============        ============

Per share information:
   Net income (loss) per share from
         continuing operations                            $nil                $nil                $nil                $nil
   Net income (loss) per share from
         discontinued operations                           nil                 nil                 nil                 nil
                                                  ------------        ------------        ------------        ------------

Net income (loss) per share                               $nil                $nil                $nil                $nil
                                                  ============        ============        ============        ============
Weighted average common share,
        outstanding                                 39,500,000          39,500,000          39,500,000          39,500,000
                                                  ============        ============        ============        ============

The accompanying notes are an integral part of the financial statements.



                                 MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY
                           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                     For the period from January 1, 1998 through July 31, 2000 (unaudited)

                            Preferred Stock               Common Stock                Treasury Stock

                          Shares        Amount        Shares        Amount         Shares         Amount
                      ------------   -----------   -----------   -----------   -----------      -----------
Balance at
January 1, 1998              --           $ --      39,500,000        $   00          --            $  --

Net income for the
year ended
December 31, 1998
                             --             --            --            --            --               --
                      ------------   -----------   -----------   -----------   -----------      -----------

Balance at
December 31, 1998

                             --             --      39,500,000           100          --               --

Net (loss) for the
year ended
December 31, 1999
                                                          --            --            --               --
                      ------------   -----------   -----------   -----------   -----------      -----------

Balance at
December 31, 1999

                      ------------   -----------   -----------   -----------   -----------      -----------
                             --             --      39,500,000           100          --               --

Reorganization/
recapitalization

                             --             --       8,892,006          --         500,000             --

Net (loss) for the
seven month period
ended July 31,
2000 (unaudited)             --             --            --            --            --               --

Balance of July
31, 2000
(unaudited)                  --           $ --      48,392,006        $  100       500,000          $  --
                      ============   ===========   ===========   ===========   ===========      ===========






                           Additional       Retained         Total
                             Paid-In        Earnings
                             Capital



Balance at
January 1, 1998                  $ --     $   291,424    $   291,524

Net income for the
year ended
December 31, 1998
                                   --          66,792         66,792
                            -----------   -----------    -----------

Balance at
December 31, 1998

                                   --         358,216        358,316

Net (loss) for the
year ended
December 31, 1999
                                   --         (88,481)       (88,481)
                            -----------   -----------    -----------

Balance at
December 31, 1999

                            -----------   -----------    -----------
                                   --         269,735        269,835

Reorganization/
recapitalization

                                   --            --             --

Net (loss) for the
seven month period
ended July 31,
2000 (unaudited)                   --        (225,686)      (225,686)

Balance of July
31, 2000
(unaudited)                      $ --     $    44,049    $    44,149
                            ===========   ===========    ===========


The accompanying notes are an integral part of the financial statements.

                                 MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                             Year Ended December 31           Seven Months Ended July 31
                                                              1998             1999            1999             2000
                                                                                            (unaudited)      (unaudited)

Net income (loss)                                         $    66,792      $   (88,481)     $    88,762      $  (225,686)
                                                          -----------      -----------      -----------      -----------

Adjustments to reconcile net income (loss) to net
cash used in operating activities:
   Depreciation                                                53,446           76,148           22,677           38,874
   Loss on disposal of property and equipment                                    6,818
   Deferred income tax                                         65,738          (43,008)          68,655         (134,957)
   Decrease (increase) in:
          Accounts receivable                                (394,513)         108,884         (276,571)      (2,028,144)
          Advances and prepaid expenses                       (12,334)          (6,730)          (7,925)         (10,293)
          Deposits                                             (3,711)            --               --              1,234
   Increase (decrease) in:
          Accounts payable and accrued expenses                53,234          (61,608)        (123,831)       2,119,898
                                                          -----------      -----------      -----------      -----------
            Net cash (used in) operating activities          (171,348)          (7,977)        (228,233)        (239,074)
                                                          -----------      -----------      -----------      -----------


Cash flows from investing activities:
   Purchases of property and equipment and other             (182,694)         (33,784)          (3,696)          (4,638)
                                                          -----------      -----------      -----------      -----------

            Net cash (used in) investing activities          (182,694)         (33,784)          (3,696)          (4,638)
                                                          -----------      -----------      -----------      -----------

Cash flows from financing activities:
   Leases                                                      65,605           11,548            5,999           22,629
   Capital advances on long-term financing                    200,000          288,105          288,105          288,965
   Payments on long-term financing                            (30,679)         (76,729)         (43,680)         (55,467)
   Payments on line of credit                                    --           (200,000)            --               --
                                                          -----------      -----------      -----------      -----------

             Net cash provided by financing activities        234,926           22,924          250,424          256,127
                                                          -----------      -----------      -----------      -----------

             Net increase (decrease) in cash                 (119,116)         (18,837)          18,495           12,415

Cash and cash equivalents:
   Beginning of year                                          147,481           28,365           28,365            9,528
                                                          -----------      -----------      -----------      -----------

   End of Period                                          $    28,365      $     9,528      $    46,860      $    21,943
                                                          ===========      ===========      ===========      ===========

Supplemental cash flow information:
   Cash paid for interest                                 $     5,192      $    53,538      $    27,394      $    29,169
                                                          ===========      ===========      ===========      ===========

   Cash paid for income taxes                             $     7,914      $      --        $      --        $      --
                                                          ===========      ===========      ===========      ===========

                  MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)   Summary of Significant Accounting Policies
     ------------------------------------------

     Description of Business
     -----------------------

          Mycom Group, Inc. (Mycom) is principally an enterprise communications and information management company providing such services as multimedia design and marketing, web design and web applications for businesses headquartered in the United States. The Company changed its name from Myca Group, Inc. to Mycom.com, Inc. on March 28, 2000, and then changed its name to Mycom Group, Inc. on August 1, 2000. The Company's principal office is located in Cincinnati, Ohio. (See Note 8 for a description of a segment of business that was disposed of effective January 1, 2000.)

     Business Combination
     --------------------

         Effective August 23, 2000, a business combination of Mycom Group, Inc.
     (MGI), an Ohio corporation, and Bad Toys, Inc., a Nevada corporation, was completed. Prior to the business combination, Bad Toys, Inc. spun off all of its assets, liabilities and business thereby making Bad Toys, Inc. an inactive publicly traded company. Bad Toys, Inc. issued 39,500,000 shares of its common stock to the shareholders of MGI in exchange for 100% ownership of MGI. MGI was then merged into Bad Toys, Inc. with Bad Toys, Inc. being the survivor corporation. Bad Toys, Inc. then changed its name to Mycom Group, Inc. (Mycom) and retained its Nevada charter. Immediately prior to the business combination, Bad Toys, Inc. had approximately 8,892,006 shares of common stock outstanding. Certain Bad Toys, Inc. shareholders agreed to return to the treasury 500,000 shares of Bad Toys, Inc. stock. The Company has indicated that it anticipates reserving these 500,000 shares for possible issuance to employees for services and issuances related to a stock option plan being considered. Since the former shareholders of MGI own approximately 82% of Mycom after the business combination, the transaction has been accounted for as a reverse acquisition. Certain shareholders of Bad Toys, Inc. have escrowed 100,000 shares of stock as collateral for their guarantee to pay liabilities in excess of assets estimated at approximately $250,000 assumed from Bad Toys, Inc. in the spin-off distribution. A contingent liability exists with respect to this matter, the ultimate resolution of which cannot presently be determined. As a part of the due diligence reviews prior to the business combination, it was determined that certain regulatory filings had not been made by Bad Toys, Inc., resulting in recession rights to certain prior investors in Bad Toys, Inc. On July 31, 2000, a contingent liability of $922,600 relates to this matter, the ultimate resolution of which cannot presently be determined. The July 31, 2000, unaudited Financial Statements have been retroactively adjusted to give effect to the 8/23/2000, business combination, as if it had occurred on 7/23/2000.

     Principles of Consolidation
     ---------------------------

         Mycom formed Mycom Enterprises on July 28, 2000, for the purpose of distributing a 51% interest in its advertising business to certain stockholders of Mycom. Mycom retained a 49% interest in Mycom Enterprises. Since the 51% shareholders of Mycom Enterprises are significant shareholders, officers and directors of Mycom, Mycom has significant influence over the operations of Mycom Enterprises and in substance controls Mycom Enterprises. Therefore, the accounts of Mycom Enterprises are included in the consolidated financial statements and a provision for the 51% ownership has been eliminated from the consolidated net income. Stockholders' equity is after the distribution of the 51% interest.

     Property and Equipment
     ----------------------

         Property and equipment are stated at historical cost. Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets, ranging from 3 to 7 years.

                  MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     Cash and Cash Equivalents
     -------------------------

         The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company maintains its cash in bank deposit accounts which, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts, and believes it is not exposed to any significant credit risk on cash and cash equivalents.

     Use of Estimates
     ----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities and assets at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Product Development
     -------------------

         The Company currently has various software and computer-related products under development. During 1999, the Company incurred approximately $99,000 in labor and other costs related to development. During the seven month period ended July 31, 2000, the Company incurred approximately $95,000, in development costs. These costs have been expensed as incurred. Once all research and development is completed and technological feasibility of the software product has been established, research and development costs will be capitalized and amortized on a product-by-product basis.

     Advertising
     -----------

         Advertising costs are charged to operations when incurred. Advertising and promotional costs were $4,067, $1,900, $678, and $3,752 for the years ended December 31, 1998 and 1999, and the seven month periods ended July 31, 1999, and July 31, 2000, respectively.

     Unaudited Financial Statements
     ------------------------------

         The balance sheet as of July 31, 2000, the statements of operations and the statements of cash flows for the seven month periods ended July 31, 1999 and July 31, 2000, and the statement of changes in stockholders' equity for the seven month period ended July 31, 2000, have been prepared by management without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, cash flows and changes in stockholders' equity at July 31, 2000, and for all periods presented have been made.

                  MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


2)     Line of Credit and Note Payable
       -------------------------------

         The Company has available $400,000 under a revolving credit agreement that expires June 30, 2001. At December 31, 1999, the Company had no amount outstanding on the line of credit. At July 31, 2000, the Company had $335,000 outstanding under the line of credit. The line of credit bears interest at the bank's prime rate plus 1%. The line of credit is collateralized by substantially all assets of the Company, as well as the personal guarantees of the four stockholders.

         Note payable consisted of the following:

                                                 December 31, 1999       July 31, 2000
                                                                           (unaudited)
          Line of credit                            $    --                 $ 335,000

          Note payable to bank
          collateralized by substantially
          all assets of the company,
          payable in monthly installments
          of $7,447 including interest at
          the bank's prime rate plus 1%,
          final payment due January
          21, 2003                                   240,850                 194,816
                                                   ---------               ---------
                                                     240,850                 529,815
         Less amounts due within one year             69,457                 404,457
                                                   ---------               ---------

                                                   $ 171,393               $ 125,358
                                                   ---------               ---------



        Maturities of the note payable as of December 31, are as follows:
                           2000                    $ 69,457
                           2001                      76,350
                           2002                      83,928
                           2003                      11,115
                                            ---------------
                                                   $240,850
                                            ===============


        Maturities of the notes payable as of July 31, 2000, are as follows:
                           2000                    $ 23,422
                           2001                     411,350
                           2002                      83,928
                           2003                      11,115
                                            ---------------
                                                   $529,815
                                            ===============

3)     Retirement Plans
       ----------------

         The Company sponsors a plan for all employees, whereby employees can elect to have a portion of their salary deferred. The Company contributes a match based on a percentage determined before the end of each plan year. Matching contributions totaled $13,402 and $25,018 for the years ended December 31, 1998 and 1999, respectively. All such elective deferrals are not subject to current income tax and are held by a third-party trustee.

         The Company also sponsors a profit sharing plan, which covers eligible employees. Discretionary contributions are determined by the principal shareholders. Management did not make contributions for the years ended December 31, 1998 and 1999.

                  MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



4)    Income Taxes
      ------------

         The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" ("FAS 109"). Under the provisions of FAS 109, an entity recognizes deferred tax assets and liabilities for future tax consequences of events previously recognized in the Company's financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on the provision of enacted tax law; the effects of future changes in tax laws or rates are not anticipated. Under FAS 109, measurement is computed using applicable current tax rates. Management has used a 40% combined federal and state rate for purposes of calculating deferred taxes.

          MGI previously filed its income tax returns on the cash basis. Temporary differences consist primarily of the timing of revenue and expense recognition between the accrual basis and cash basis as well as differences in depreciation methods and vacation accruals. Bad Toys, Inc., now Mycom Group, Inc., filed its tax returns on an accrual basis. Since MGI was merged into Mycom Group, Inc., with Mycom Group, Inc. being the survivor corporation, the Company's tax accounting method will be changed to the accrual basis.

         Components of the net deferred tax liability are:

                                         December 31, 1999          July 31, 2000
                                                                     (Unaudited)
                                        --------------------     ---------------------

         Deferred tax assets                       $111,692                  $919,808
         Deferred tax liabilities                   303,936                   967,370
                                        --------------------     ---------------------

         Net deferred tax liability                $192,244                  $ 47,562
                                        ====================     =====================


         At December 31, 1999, and July 31, 2000, the Company has net operating loss carryforwards totaling approximately $43,943 and $312,831, respectively, that may be offset against future taxable income in various years through 2020.

                  MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5)     Leases
       ------

         The Company rents its office facilities and various equipment under leases classified as operating leases. Future minimum lease payments are as follows:

                        2000                                    $261,471
                        2001                                     242,032
                        2002                                     217,957
                        2003                                      73,894

         The Company is a lessee under capital leases of various computer equipment and furniture expiring at various times between December 10, 2000 and January 1, 2003. Future minimum lease payments required under these capital leases are as follows:

                                                       December 31, 1999            July 31, 2000
                                                    ------------------------    ----------------------
                                                                                        (unaudited)
                        2000                                         $28,267                   $16,424
                        2001                                          16,419                    29,113
                        2002                                          11,113                    23,807
                        2003                                             643                     6,882
                                                    ------------------------    ----------------------
                                                                      56,442                    76,226

                Less amount representing interest                      8,763                    12,787
                                                     ------------------------    ----------------------

                Net present value of minimum lease
                obligations                                           47,679                    63,439
                Less current portion                                  28,265                    35,964
                                                     ------------------------    ----------------------

                Long-term portion                                    $19,414                   $27,475
                                                     ========================    ======================

         Property and equipment includes $77,153 cost and $11,763 accumulated depreciation related to these leased assets at December 31, 1999 and $104,930 and $20,281 at July 31, 2000. Depreciation expense includes $11,763 in 1999 attributable to these same assets and includes $8,519 during the seven month period ended July 31, 2000.

                  MYCOM GROUP, INC. AND CONSOLIDATED SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6)     Property and Equipment
       ----------------------

         Property and equipment consisted of the following:

                                          December 31, 1999       July 31, 2000
                                                                     (unaudited)
                Furniture and fixtures             $  59,611          $  59,611
                Equipment                            269,950            313,462
                Leasehold improvements                 5,454              5,454
                                           ------------------    ---------------

                                                   $ 335,015          $ 378,527
                                           ==================    ===============

7)       Customer Concentrations
         -----------------------

         For the years ended December 31, 1998 and 1999, and the seven months ended July 31, 2000, the Company had two customers that accounted for approximately 81%, 75%, and 88%, respectively, of its revenues.

8)       Disposal of a Segment of Business
         ---------------------------------

         Effective January 1, 2000, the Company disposed of its Lottery Machine Service business and two other businesses in development stage. The Lottery Machine Service contract and conceptual rights were distributed to the existing stockholders of Mycom. No value was assigned to the contractual or conceptual rights distributed, as the contract was for a Minority Business Enterprise only and cannot be maintained by a public entity.

9)       Preferred Stock and Common Stock
         --------------------------------

         The Company has 10,000,000 shares of $.01 par value preferred stock authorized and none issued. Terms and preferences of future issuances of preferred stock shall be at the discretion of the Company's Board of Directors. The 10,000,000 shares of preferred stock and an increase to 90,000,000 authorized shares of common stock were provided for in amended articles of incorporation dated August 18, 2000. The effect of the August 18, 2000 amendment was retroactively shown in the July 31, 2000 financial statements. The Company intends to amend its articles to assign no par value to its shares.

10)      Stock Subscription
         ------------------

         Pursuant to an agreement dated August 14, 2000, the Company issued 6,000,000 restricted shares of common stock to an entity with a provision that within five days, the Company would receive $.50 per share. In addition, the Company was to receive an additional $.50 per share upon registration of the shares with the Securities and Exchange Commission. The entity defaulted on its obligations; therefore, no funds were received. The Company has issued a demand notice requiring return of the shares. The shares were returned and cancelled.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS

                                MYCOM GROUP, INC.
                           AND CONSOLIDATED SUBSIDIARY

                                 BAD TOYS, INC.

               PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

     Pro Forma Financial Statements:


              Balance Sheet                                        F-14

              Statements of Operations                             F-15 and F-16

              Notes to Pro Forma Financial Statements              F-17


                                  MYCOM GROUP, INC. (MGI) AND CONSOLIDATED SUBSIDIARY
                                                 BAD TOYS, INC. (BDTY)

                                                PRO FORMA BALANCE SHEET
                                                      (unaudited)


                                  JULY 31, 2000

                                                                      BDTY             MGI          Adjustments       Combined
                                                                  -----------      -----------      -----------      -----------

                                     ASSETS

Current Assets:
            Cash                                                        $ --       $    21,943           $ --        $    21,943
            Accounts receivable net of allowance
                  for doubtful accounts                                              2,840,589                         2,840,589
            Other
            Prepaid expenses                                                            18,173                            18,173
                                                                  -----------      -----------      -----------      -----------
                  Total Current Assets                                               2,880,705                         2,880,705
            Property and equipment, net of
                accumulated depreciation                                               195,585                           195,585
            Other assets

            Deposits                                                                     7,803                             7,803
                                                                  -----------      -----------      -----------      -----------
         Total Assets                                                   $ --       $ 3,084,093           $ --        $ 3,084,093
                                                                  ===========      ===========      ===========      ===========

                                               LIABILITIES AND STOCKHOLDERS' EQUITY

         Current Liabilities:
            Accounts payable and accrued expenses                       $ --       $ 2,399,128           $ --        $ 2,399,128
            Deferred income tax                                                         38,487                            38,487
            Customer deposits
            Related party payables
            Current maturities notes payable, other                                    404,457                           404,457
            Current maturities of capital leases                                        35,964                            35,964
                                                                  -----------      -----------      -----------      -----------
                 Total Current Liabilities                                           2,878,036                         2,878,036
            Notes payable, net of current maturities,
                 obligations under capital leases, net of
                  current maturities                                                   125,358                           125,358
            Note payable, net of current maturities                                     27,475                            27,475
          Deferred income tax                                                            9,075                             9,075
                                                                  -----------      -----------      -----------      -----------
         Total Liabilities                                                --         3,039,944             --          3,039,944
                                                                  -----------      -----------      -----------      -----------

         Stockholders' Equity :
            Common stock                                              143,270              100 (1)     (143,270)             100
            Additional paid-in capital                                935,750             --   (1)     (935,750)          --
            Treasury stocks, 500,000 shares at no
                  cost                                                    --              --               --             --
            Accumulated (deficit)                                  (1,079,020)          44,049 (1)    1,079,020           44,049
                                                                  -----------      -----------      -----------      -----------
                   Total Stockholders' Equity                             --            44,149             --             44,149
                                                                  -----------      -----------      -----------      -----------

         Total Liabilities and Stockholders' Equity                     $ --       $ 3,084,093           $ --        $ 3,084,093
                                                                  ===========      ===========      ===========      ===========

         The accompanying notes are an integral part of the proforma financial statements.



                                  MYCOM GROUP, INC. (MGI) AND CONSOLIDATED SUBSIDIARY
                                                 BAD TOYS, INC. (BDTY)

                                           PRO FORMA STATEMENT OF OPERATIONS
                                                      (unaudited)



                        SEVEN MONTHS ENDED JULY 31, 2000

                                                   BDTY               MGI                  Adjustments           Combined
                                                ------------    -----------------        -----------------    ---------------


Revenue                                                $ --           $5,035,974                     $ --         $5,035,974

Operating expenses                                       --            5,367,454                        -          5,367,454
                                                ------------    -----------------        -----------------    ---------------

 Net (loss) from operations                              --            (331,480)                        -          (331,480)
                                                ============    =================        =================    ===============

Interest expenses                                        --             (29,169)                        -           (29,169)

Provision for income taxes deferred (credit)
                                                         --            (134,957)                        -            134,957
                                                ------------    -----------------        -----------------    ---------------

Net (Loss)                                             $ --           $(225,686)                     $ --         $(225,686)
                                                ============    =================        =================    ===============

 Net (Loss) per common share                                                $nil                                        $nil
                                                                =================                             ===============


Weighted average number of common shares
outstanding                                                           47,892,006                                  47,892,006
                                                                =================                             ===============

         The accompanying notes are an integral part of the proforma financial statements.


                                  MYCOM GROUP, INC. (MGI) AND CONSOLIDATED SUBSIDIARY
                                                 BAD TOYS, INC. (BDTY)

                                           PRO FORMA STATEMENT OF OPERATIONS
                                                      (unaudited)



                          YEAR ENDED DECEMBER 31, 1999

                                                   BDTY               MGI                  Adjustments           Combined
                                                ------------    -----------------        -----------------    ---------------


Revenue                                                $ --           $5,355,641                     $ --         $5,355,641
Operating expenses                                       --            5,370,026                       --          5,370,026
                                                ------------    ----------------         -----------------    --------------
(Loss) from operations                                   --              (14,385)                      --            (14,385)
Interest (expense)                                       --              (53,538)                                    (53,538)
Loss on disposal of property and
     equipment                                                            (6,818)                                     (6,818)

Deferred income tax credit                               --               25,289                       --             25,289

(Loss) from discontinued operations                                      (39,029)   (2)            (39,029)               --
                                                ------------    ----------------         -----------------    ---------------

Net (Loss)                                             $ --             $(88,481)                  $39,029          $(49,452)
                                                ============    ================         =================    ===============

 Net (Loss) per common share                                                $nil                                        $nil
                                                                ================                              ===============
Weighted average common shares outstanding
                                                                      39,500,000                                  39,500,000
                                                                =================                             ===============



         The accompanying notes are an integral part of the proforma financial statements.

               MYCOM GROUP, INC. (MGI) AND CONSOLIDATED SUBSIDIARY
                              BAD TOYS, INC. (BDTY)

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (unaudited)


(1)       General
          --------

          On August 23, 2000, BDTY issued 39,500,000 shares of its common stock pursuant to the acquisition of Mycom Group, Inc. (an Ohio corporation), which was then merged into BDTY. BDTY then changed its name to Mycom Group, Inc. This business combination was accounted for as a reverse acquisition.

(2)       Pro Forma Information
          ---------------------

          The pro forma financial statements give effect to the business combination of BDTY and MGI as if the combination had taken place at the beginning of the respective periods.

(3)      Pro Forma Adjustments
         ---------------------

          (1) This entry gives effect to eliminating BDTY stockholders' equity accounts.

          (2)  This entry gives effect to the business segment disposal.